Exhibit 10.1

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of [            ], 2017 (this “Agreement”), is by and among HESS MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Partnership”), HESS MIDSTREAM PARTNERS GP LP, a Delaware limited partnership and the general partner of the Partnership (“MLP GP LP”), HESS MIDSTREAM PARTNERS GP LLC, a Delaware limited liability company and the general partner of MLP GP LP (“MLP GP LLC”), HESS CORPORATION, a Delaware corporation (“Hess”), HESS INFRASTRUCTURE PARTNERS LP, a Delaware limited partnership (“HIP LP”), HESS INFRASTRUCTURE PARTNERS GP LLC, a Delaware limited liability company and the general partner of HIP LP (“HIP LLC”), HESS INVESTMENTS NORTH DAKOTA LLC, a Delaware limited liability company (“HINDL”), HESS MIDSTREAM HOLDINGS LLC, a Delaware limited liability company (“Midstream Holdings”), HESS NORTH DAKOTA EXPORT LOGISTICS OPERATIONS LP, a Delaware limited partnership (“Logistics Opco”), HESS NORTH DAKOTA EXPORT LOGISTICS LLC, a Delaware limited liability company (“Logistics LLC”), HESS NORTH DAKOTA EXPORT LOGISTICS GP LLC, a Delaware limited liability company (“Logistics GP”), HESS NORTH DAKOTA EXPORT LOGISTICS HOLDINGS LLC, a Delaware limited liability company (“Logistics Holdings”), HESS TGP OPERATIONS LP, a Delaware limited partnership (“HTGP Opco”), HESS TGP GP LLC, a Delaware limited liability company (“HTGP GP”), HESS TGP HOLDINGS LLC, a Delaware limited liability company (“HTGP Holdings”), HESS TIOGA GAS PLANT LLC, a Delaware limited liability company (“HTGP LLC”), HESS NORTH DAKOTA PIPELINES OPERATIONS LP, a Delaware limited partnership (“Gathering Opco”), HESS NORTH DAKOTA PIPELINES GP LLC, a Delaware limited liability company (“Gathering GP”), HESS NORTH DAKOTA PIPELINES HOLDINGS LLC, a Delaware limited liability company (“Gathering Holdings”), HESS NORTH DAKOTA PIPELINES LLC, a Delaware limited liability company (“Gathering LLC”), HESS MENTOR STORAGE HOLDINGS LLC, a Delaware limited liability company (“Mentor Holdings”), and HESS MENTOR STORAGE LLC, a Delaware limited liability company (“Mentor LLC”) (each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, MLP GP LLC and Hess caused the formation of the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (as amended from time to time, the “Delaware Partnership Act”) for the purpose of owning, operating, developing and acquiring midstream assets to provide services to Hess and third-party crude oil and natural gas producers, as well as engaging in any business activity that is approved by the Partnership’s general partner and that lawfully may be conducted by a limited partnership organized under the Delaware Partnership Act;

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.	On January 15, 2014, Midstream Holdings formed MLP GP LLC under the Delaware Limited Liability Company Act (as amended from time to time, the “Delaware LLC Act”) and contributed $10,000 to MLP GP LLC in exchange for a 100% limited liability company interest in MLP GP LLC.

2.	On January 17, 2014, Hess, as the initial limited partner, and MLP GP LLC, as the general partner, formed the Partnership under the Delaware Partnership Act and each contributed $10,000 to the Partnership in exchange for a 50% limited partner interest and a 50% general partner interest, respectively, in the Partnership.

3.	On May 21, 2015, HIP LP (under the name “Hess USA Investment LP”), as the initial limited partner, and MLP GP LLC, as the general partner, formed MLP GP LP under the Delaware Partnership Act (under the name “Hess North America LP”) and each contributed $10,000 to MLP GP LP in exchange for a 50% limited partner interest and a 50% general partner interest, respectively, in MLP GP LP.

4.	As of June 22, 2015, following the consummation of the transactions set forth in the Pre-Closing Restructuring Agreement and the Pre-Closing Distribution Agreement:

(a)	HINDL owned (i) a 100% limited liability company interest in Hess TGP Finance Company LLC, a Delaware limited liability company (“HTGP Finco”), and (ii) (A) a 50% limited liability company interest in HIP LLC and (B) a 50% limited partner interest in HIP LP;

(b)	HTGP Finco owned the remaining (i) 50% limited liability company interest in HIP LLC and (ii) 50% limited partner interest in HIP LP;

(c)	HIP LLC owned a 0% non-economic general partner interest in HIP LP and was the sole general partner of HIP LP;

(d)	HIP LP owned (i) a 100% limited liability company interest in each of HTGP GP, Logistics GP, Mentor Holdings and Midstream Holdings; (ii) a 50% partnership interest (constituting 100% of the limited partner interests) in each of the Partnership and MLP GP LP; and (iii) a 99% partnership interest (constituting 100% of the limited partner interests) in each of HTGP Opco and Logistics Opco; and (iv) a 100% limited liability company interest in Gathering Holdings;

(e)	HTGP GP owned a 1% partnership interest (constituting 100% of the general partner interests) in HTGP Opco; HTGP Opco owned, directly or indirectly, a 100% limited liability company interest in each of HTGP Holdings and HTGP LLC;

(f)	Logistics GP owned a 1% partnership interest (constituting 100% of the general partner interests) in Logistics Opco; Logistics Opco owned, directly or indirectly, a 100% limited liability company interest in each of Logistics Holdings, Logistics LLC, Hess Tank Cars Holdings LLC, a Delaware limited liability company (“Tank Cars Holdings”), Hess Tank Cars LLC, a Delaware limited liability company (“Tank Cars LLC”), Hess Tank Cars II Holdings LLC, a Delaware limited liability company (“Tank Cars II Holdings”), and Hess Tank Cars II LLC, a Delaware limited liability company (“Tank Cars II LLC”);

(g)	Gathering Holdings owned a 100% limited liability company interest in Gathering LLC;

(h)	Mentor Holdings owned a 100% limited liability company interest in Mentor LLC; and

(i)	Midstream Holdings owned a 100% limited liability company interest in MLP GP LLC; MLP GP LLC owned a 50% partnership interest (constituting 100% of the general partner interests) in each of the Partnership and MLP GP LP.

5.	On July 1, 2015, GIP II Blue Holding Partnership, L.P., a Delaware limited partnership (“GIP”), purchased from HTGP Finco (i) a 50% limited liability company interest in HIP LLC and (ii) a 50% limited partner interest in HIP LP.

6.	On July 9, 2015, (a) HIP LP contributed an amount equal to $400,000 to Midstream Holdings and an amount equal to $300,000 to the Partnership; (b) Midstream Holdings contributed an amount equal to $400,000 to MLP GP LLC; and (c) MLP GP LLC contributed an amount equal to $400,000 to the Partnership.

7.	On December [ ], 2016, (i) Logistics LLC distributed a 100% limited liability company interest in Tank Cars Holdings to Logistics Holdings, Logistics Holdings was admitted as a substitute member of Tank Cars Holdings and immediately following such admission, Logistics LLC ceased to be a member of Tank Cars Holdings; (ii) Logistics Holdings distributed a 100% limited liability company interest in Tank Cars Holdings to Logistics Opco, Logistics Opco was admitted as a substitute member of Tank Cars Holdings and immediately following such admission, Logistics Holdings ceased to be a member of Tank Cars Holdings; (iii) Logistics Opco distributed (A) a 1% limited liability company interest in Tank Cars Holdings to Logistics GP and (B) a 99% limited liability company interest in Tank Cars Holdings to HIP LP, Logistics GP and HIP LP were admitted as substitute members of Tank Cars Holdings and immediately following such admissions, Logistics Opco ceased to be a member of Tank Cars Holdings; and (iv) Logistics GP distributed a 1% limited liability company interest in Tank Cars Holdings to HIP LP, HIP LP was admitted as a substitute member of Tank Cars Holdings and immediately following such admission, Logistics GP ceased to be a member of Tank Cars Holdings.

8.	On [ ], 2017, each of the following occurred:

(a)	The Partnership formed Gathering GP under the Delaware LLC Act and contributed $[ ] to Gathering GP in exchange for a 100% limited liability company interest in Gathering GP.

(b)	The Partnership, as the initial limited partner, and Gathering GP, as the general partner, formed Gathering Opco under the Delaware Partnership Act; the Partnership contributed $[ ] to Gathering Opco in exchange for a 99% limited partner interest and Gathering GP contributed $[ ] to Gathering Opco in exchange for a 1% general partner interest, respectively, in Gathering Opco.

9.	On [ ], 2017, each of the following occurred:

(a)	HIP LP transferred its 43.0556% limited partner interest in the Partnership (the “Initial LP Interest”) to MLP GP LP, MLP GP LP was admitted as a limited partner of the Partnership and HIP LP ceased to be a limited partner of the Partnership;

(b)	(i) MLP GP LP exchanged the Initial LP Interest for a [ ]% general partner interest in the Partnership and was admitted as a general partner of the Partnership and ceased to be a limited partner of the Partnership and (ii) simultaneously with the foregoing clause (i), MLP GP LLC exchanged its 56.9444% general partner interest in the Partnership for a [ ]% limited partner interest in the Partnership (the “New LP Interest”), was admitted as a limited partner of the Partnership and ceased to be a general partner of the Partnership;

(c)	MLP GP LLC distributed the New LP Interest to Midstream Holdings, Midstream Holdings was admitted to the Partnership as a limited partner and MLP GP LLC ceased to be a limited partner of the Partnership, and, effective as of [ ], 2017, MLP GP LLC, Midstream Holdings and MLP GP LP entered into the Current Partnership Agreement;

(d)	Midstream Holdings distributed 100% of the limited liability company interests in MLP GP LLC to HIP LP; and

(e)	MLP GP LLC (i) exchanged 100% of its existing general partner interest in MLP GP LP into a 50% limited partner interest and a 0% non-economic general partner interest in MLP GP LP and (ii) distributed its 50% limited partner interest in MLP GP LP to HIP LP.

10.	On [ ], 2017, the Partnership entered into a $[ ] million unsecured revolving credit facility with [ ], as the administrative agent, and several other commercial lending institutions in certain other roles and as lenders and letter of credit issuing banks.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the matters provided for in Article II will occur in accordance with its respective terms;

WHEREAS, if the Over-Allotment Option (as defined herein) is exercised, each of the matters provided for in Article III will occur in accordance with its respective terms; and

WHEREAS, the stockholders, boards of directors, members or partners of the Parties have taken or caused to be taken all corporate, limited liability company and partnership action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms below:

“Additional Rolling Stock” means, to the extent owned, and capable of being transferred, by HIP LP or its subsidiaries at the time of any request by Logistics GP pursuant to Section 5.3, (i) the 956 crude oil rail cars constructed to American Association of Railroads Petition 1577 (CPC-1232) standards owned by Hess Tank Cars LLC as of the Closing Date, (ii) any rail cars exchanged for the rail cars described in the foregoing clause (i) or (iii) any other consideration received for the rail cars described in the foregoing clauses (i) or (ii).

“Affiliate” has the meaning set forth in the Partnership Agreement.

“Closing Date” means the date on which the closing of the Initial Public Offering occurs.

“Closing Time” means the time of closing on the Closing Date pursuant to the Underwriting Agreement.

“Common Unit” has the meaning set forth in the Partnership Agreement.

“Current Partnership Agreement” means that certain First Amended and Restated Agreement of Limited Partnership of the Partnership, dated effective as of [            ], 2017.

“Deferred Issuance” has the meaning set forth in the Partnership Agreement.

“Effective Time” means 12:01 a.m. Eastern Time on the Closing Date.

“Expansion Capital Expenditures” has the meaning set forth in the Partnership Agreement.

“Gathering Holdings LLC Agreement” means the limited liability company agreement of Gathering Holdings, as amended.

“Gathering Opco Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of Gathering Opco, dated as of the Closing Date.

“Gathering Percentage Equity Interest” has the meaning set forth for “Percentage Equity Interest” in the Gathering Opco Partnership Agreement.

“General Partner Interest” has the meaning set forth in the Partnership Agreement.

“HTGP GP LLC Agreement” means the limited liability company agreement of HTGP GP, as amended.

“HTGP Opco Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of HTGP Opco, dated as of the Closing Date.

“HTGP Percentage Equity Interest” has the meaning set forth for “Percentage Equity Interest” in the HTGP Opco Partnership Agreement.

“Incentive Distribution Right” has the meaning set forth in the Partnership Agreement.

“Initial Public Offering” means the purchase and sale of Common Units to the Underwriters pursuant to the Underwriting Agreement.

“Logistics GP LLC Agreement” means the limited liability company agreement of Logistics GP, as amended.

“Logistics Opco Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of Logistics Opco, dated as of the Closing Date.

“Logistics Percentage Equity Interest” has the meaning set forth for “Percentage Equity Interest” in the Logistics Opco Partnership Agreement.

“Maintenance Capital Expenditure” has the meaning set forth in the Partnership Agreement.

“Mentor Holdings LLC Agreement” means the limited liability company agreement of Mentor Holdings, as amended.

“Offering” means the initial public offering of the Partnership’s Common Units pursuant to the Registration Statement.

“Option Period” means the period from the Closing Date to the date that is thirty days after the Closing Date.

“Other Projects” means the projects set forth on Exhibit A under the heading “Other Projects.”

“Over-Allotment Option” has the meaning set forth in the Partnership Agreement.

“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the Closing Date.

“Partnership Group” has the meaning set forth in the Partnership Agreement.

“Pre-Closing Restructuring Agreement” means that certain Takota Pre-Closing Restructuring Agreement, dated as of June 18, 2015, by and among Hess, HIP LP, HINDL, HTGP Finco and the other parties thereto.

“Pre-Closing Distribution Agreement” means that certain Distribution Agreement, dated as of June 19, 2015, by and between HINDL and HTGP Finco.

“Registration Statement” means the Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission (Registration No. 333-198896), as amended.

“Sponsor Entities” means HIP LP and each of its Affiliates (other than the Partnership Group).

“Subordinated Unit” has the meaning set forth in the Partnership Agreement.

“Unanticipated Maintenance Capital Expenditure” means any Maintenance Capital Expenditure that is not set forth on Exhibit A and is related to the business and operations of HTGP Opco, Gathering Opco, Logistics Opco, Mentor Holdings or any of their respective subsidiaries.

“Uncompleted Projects” means the projects set forth on Exhibit A under the heading “Uncompleted Projects.”

“Underwriters” means the members of the underwriting syndicate listed in the Underwriting Agreement.

“Underwriting Agreement” means the firm commitment underwriting agreement entered into by and among the Partnership, the underwriters named in the Registration Statement with respect to the Offering and the other parties thereto.

ARTICLE II

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Each of the following transactions set forth in Sections 2.1 through 2.8 shall be completed as of the Effective Time in the order set forth herein:

2.1    Execution of the Partnership Agreement. Midstream Holdings and MLP GP LP shall amend and restate the Current Partnership Agreement by executing the Partnership Agreement in substantially the form included in Appendix A to the Registration Statement, with such changes as Midstream Holdings and MLP GP LP may agree.

2.2    Transfers of Interests in HTGP Opco and Logistics Opco. HIP LP hereby transfers a (a) [     ]% limited partner interest in HTGP Opco to HTGP GP, which limited partner interest is hereby re-designated as a general partner interest in HTGP Opco, and (b) [    ]% limited partner interest in Logistics Opco to Logistics GP, which limited partner interest is hereby re-designated as a general partner interest in Logistics Opco.

2.3    Contribution of Tioga Gas Plant Assets.

(a)    Notwithstanding any provision of the HTGP GP LLC Agreement to the contrary, HIP LP hereby contributes to MLP GP LP, as a capital contribution, a portion of HIP LP’s limited liability company interests in HTGP GP with a value equal to [    ]% of the equity value of HTGP GP (the “HTGP Interest”), and MLP GP LP hereby accepts the HTGP Interest as a capital contribution from HIP LP. Notwithstanding any provision of the HTGP GP LLC Agreement to the contrary, MLP GP LP is hereby admitted to HTGP GP as a member of HTGP GP and hereby agrees that it is bound by the HTGP GP LLC Agreement. HIP LP hereby continues as a member of HTGP GP with respect to the portion of its limited liability company interest in HTGP GP not transferred to MLP GP LP.

(b)    Notwithstanding any provision of the HTGP GP LLC Agreement to the contrary, HIP LP hereby contributes to the Partnership, as a capital contribution, all right, title and interest in and to all of HIP LP’s remaining limited liability company interest in HTGP GP, and the Partnership hereby accepts such capital contribution from HIP LP. Notwithstanding any provision of the HTGP GP LLC Agreement to the contrary, the Partnership is hereby admitted to HTGP GP as a member of HTGP GP and hereby agrees that it is bound by the HTGP GP LLC Agreement. Immediately following such admission, HIP LP shall and does hereby cease to be a member of HTGP GP and shall thereupon cease to have or exercise any right or power as a member of HTGP GP, and HTGP GP is hereby continued without dissolution.

2.4    Contribution of Gathering Assets.

(a)    Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, HIP LP hereby contributes to MLP GP LP, as a capital contribution, all right, title and interest in and to a portion of HIP LP’s limited liability company interests in Gathering Holdings with a value equal to [    ]% of the equity value of Gathering Holdings (the “GP Gathering Interest”), and MLP GP LP hereby accepts the GP Gathering Interest as a capital contribution from HIP LP. Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, MLP GP LP is hereby admitted to Gathering Holdings as a member of Gathering Holdings and hereby agrees that it is bound by the Gathering Holdings LLC Agreement. HIP LP hereby continues as a member of Gathering Holdings with respect to the portion of its limited liability company interest in Gathering Holdings not transferred to MLP GP LP.

(b)    Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, HIP LP hereby contributes (i) to the Partnership, as a capital contribution, all right, title and interest in and to a portion of HIP LP’s limited liability company interests in Gathering Holdings with a value equal to [     ]% of the equity value of Gathering Holdings (the “MLP Gathering Interest”) and (ii) to Gathering Opco, as a capital contribution, all right, title and interest in and to the remainder of HIP LP’s limited liability company interests in Gathering

Holdings (the “Opco Gathering Interest”), and the Partnership and Gathering Opco hereby accept the MLP Gathering Interest and the Opco Gathering Interest, respectively, as a capital contribution from HIP LP. Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, each of the Partnership and Gathering Opco is hereby admitted to Gathering Holdings as a member of Gathering Holdings and hereby agrees that it is bound by the Gathering Holdings LLC Agreement. Immediately following such admissions, HIP LP shall and does hereby cease to be a member of Gathering Holdings and shall thereupon cease to have or exercise any right or power as a member of Gathering Holdings, and Gathering Holdings is hereby continued without dissolution. Notwithstanding any provision of the Gathering Opco Partnership Agreement to the contrary, HIP LP is hereby admitted as a limited partner of Gathering Opco.

(c)    Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, MLP GP LP hereby contributes to the Partnership, as a capital contribution, all right, title and interest in and to the GP Gathering Interest, and the Partnership hereby accepts the GP Gathering Interest as a capital contribution from MLP GP LP. Immediately following such contribution, MLP GP LP shall and does hereby cease to be a member of Gathering Holdings and shall thereupon cease to have or exercise any right or power as a member of Gathering Holdings, and Gathering Holdings is hereby continued without dissolution.

(d)    Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, the Partnership hereby contributes to Gathering GP, as a capital contribution, all right, title and interest in and to the GP Gathering Interest and the MLP Gathering Interest (collectively, the “Gathering Interest”), and Gathering GP hereby accepts the Gathering Interest as a capital contribution from the Partnership. Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, Gathering GP is hereby admitted to Gathering Holdings as a member of Gathering Holdings and hereby agrees that it is bound by the Gathering Holdings LLC Agreement. Immediately following such contribution, the Partnership shall and does hereby cease to be a member of Gathering Holdings and shall thereupon cease to have or exercise any right or power as a member of Gathering Holdings, and Gathering Holdings is hereby continued without dissolution.

(e)    Notwithstanding any provision of the Gathering Holdings LLC Agreement to the contrary, Gathering GP hereby contributes to Gathering Opco, as a capital contribution, all right, title and interest in and to the Gathering Interest, and Gathering Opco hereby accepts the Gathering Interest as a capital contribution from Gathering GP. Immediately following such contribution, Gathering GP shall and does hereby cease to be a member of Gathering Holdings and shall thereupon cease to have or exercise any right or power as a member of Gathering Holdings, Gathering Opco hereby continues as the sole member of Gathering Holdings, and Gathering Holdings is hereby continued without dissolution.

(f)    Notwithstanding any provision of the Gathering Opco Partnership Agreement to the contrary, the Partnership hereby contributes to Gathering GP, as a capital contribution, all right, title and interest in and to its limited partner interest in Gathering Opco, and Gathering GP hereby accepts such limited partner interest as a capital contribution from the Partnership. Immediately following such contribution, the Partnership shall and does hereby cease to be a limited partner of Gathering Opco and shall thereupon cease to have or exercise any right or power as a limited partner of Gathering Opco, Gathering GP’s limited partner interest in Gathering Opco is re-designated as a general partner interest, and Gathering Opco is hereby continued without dissolution.

2.5    Contribution of Oil Export Logistics Assets.

(a)    Notwithstanding any provision of the Logistics GP LLC Agreement to the contrary, HIP LP hereby contributes to MLP GP LP, as a capital contribution, a portion of HIP LP’s limited liability company interests in Logistics GP with a value equal to [    ]% of the equity value of Logistics GP (the “Logistics Interest”), and MLP GP LP hereby accepts the Logistics Interest as a capital contribution from HIP LP. Notwithstanding any provision of the Logistics GP LLC Agreement to the contrary, MLP GP LP is hereby admitted to Logistics GP as a member of Logistics GP and hereby agrees that it is bound by the Logistics GP LLC Agreement. HIP LP hereby continues as a member of Logistics GP with respect to the portion of its limited liability company interest in Logistics GP not transferred to MLP GP LP.

(b)    Notwithstanding any provision of the Logistics GP LLC Agreement to the contrary, HIP LP hereby contributes to the Partnership, as a capital contribution, all right, title and interest in and to all of HIP LP’s remaining limited liability company interest in Logistics GP, and the Partnership hereby accepts such capital contribution from HIP LP. Notwithstanding any provision of the Logistics GP LLC Agreement to the contrary, the Partnership is hereby admitted to Logistics GP as a member of Logistics GP and hereby agrees that it is bound by the Logistics GP LLC Agreement. Immediately following such admission, HIP LP shall and does hereby cease to be a member of Logistics GP and shall thereupon cease to have or exercise any right or power as a member of Logistics GP, and Logistics GP is hereby continued without dissolution.

2.6    Contribution of Propane Storage Assets.

(a)    Notwithstanding any provision of the Mentor Holdings LLC Agreement to the contrary, HIP LP hereby contributes to MLP GP LP, as a capital contribution, a portion of HIP LP’s limited liability company interest in Mentor Holdings with a value equal to [    ]% of the equity value of Mentor Holdings (the “Mentor Interest” and, together with the HTGP Interest and the Logistics Interest, the “Contributed Interests”), and MLP GP LP hereby accepts the Mentor Interest as a capital contribution from HIP LP. Notwithstanding any provision of the Mentor Holdings LLC Agreement to the contrary, MLP GP LP is hereby admitted to Mentor Holdings as a member of Mentor Holdings and hereby agrees that it is bound by the Mentor Holdings LLC Agreement. HIP LP hereby continues as a member of Mentor Holdings with respect to the portion of its limited liability company interest in Mentor Holdings not transferred to MLP GP LP.

(b)    Notwithstanding any provision of the Mentor Holdings LLC Agreement to the contrary, HIP LP hereby contributes to the Partnership, as a capital contribution, all right, title and interest in and to all of HIP LP’s remaining limited liability company interests in Mentor Holdings, and the Partnership hereby accepts such capital contribution from HIP LP. Notwithstanding any provision of the Mentor Holdings LLC Agreement to the contrary, the Partnership is hereby admitted to Mentor Holdings as a member of Mentor Holdings and hereby agrees that it is bound by the Mentor Holdings LLC Agreement. Immediately following such admission, HIP LP shall and does hereby cease to be a member of Mentor Holdings and shall thereupon cease to have or exercise any right or power as a member of Mentor Holdings, and Mentor Holdings is hereby continued without dissolution.

2.7    Consideration for HIP LP Contributions. In consideration for the contributions to the Partnership described in Sections 2.3(b), 2.4(b)(i), 2.5(b) and 2.6(b) above, the Parties acknowledge that HIP LP is entitled to receive (a) [                    ] Common Units and [                    ] Subordinated Units, representing an aggregate [    ]% limited partner interest in the Partnership (the “Closing Date Common Units” and the “Closing Date Subordinated Units,” respectively), (b) the cash distribution described in Section 2.13, below, and (c) a number of additional Common Units or an additional cash distribution, or a combination of both, after giving effect to any exercise of the Over-Allotment Option and the Deferred Issuance (any such additional Common Units, the “Deferred Issuance Units”). HIP LP hereby instructs the Partnership to issue the Closing Date Common Units, the Closing Date Subordinated Units and the Deferred Issuance Units, if any, in each case 50% directly to HINDL and 50% directly to GIP.

2.8    MLP GP LP Contribution and Issuance of General Partner Interest. Notwithstanding any provision of the HTGP GP LLC Agreement, the Logistics GP LLC Agreement or the Mentor Holdings LLC Agreement to the contrary, MLP GP LP hereby contributes to the Partnership, as a capital contribution, the Contributed Interests (the “GP Contribution”). In exchange for MLP GP LP’s contribution to the Partnership of the GP Contribution pursuant to this Section 2.8 and the GP Gathering Interest pursuant to Section 2.4(c), MLP GP LP is hereby issued (a) the General Partner Interest (which General Partner Interest, after giving effect to any exercise of the Over-Allotment Option and the Deferred Issuance, represents a 2% general partner interest in the Partnership) and (b) all of the limited partner interests in the Partnership classified as “Incentive Distribution Rights” under the Partnership Agreement, and the Partnership hereby accepts such GP Contribution. Immediately following such GP Contribution, MLP GP LP shall and does hereby cease to be a member of each of Logistics GP, HTGP GP and Mentor Holdings and shall thereupon cease to have or exercise any right or power as a member of Logistics GP, HTGP GP or Mentor Holdings. The Partnership hereby continues as the sole member of Logistics GP, HTGP GP and Mentor Holdings, each of which is hereby continued without dissolution.

Each of the following transactions set forth in Sections 2.9 through 2.16 shall be completed as of the Closing Time, and in any event only after completion of the transactions set forth in Sections 2.1 through 2.8, in the order set forth herein:

2.9    Issuances of Units to HINDL and GIP. The Parties acknowledge the issuance of [                    ] Common Units and [                    ] Subordinated Units to HINDL and [                    ] Common Units and [                    ] Subordinated Units to GIP, representing an aggregate [    ]% limited partner interest in the Partnership, in accordance with Section 2.8.

2.10    Public Cash Contribution. The Parties acknowledge that, in connection with the Offering, public investors, through the Underwriters, shall make a capital contribution to the Partnership of $[        ] million in cash (the “IPO Proceeds”) in exchange for [                    ]

Common Units (the “Firm Units”) representing an aggregate [    ]% limited partner interest in the Partnership, and new limited partners are being admitted to the Partnership in connection therewith.

2.11    Payment of Transaction Expenses by the Partnership and Retention of Proceeds by the Partnership. The Parties acknowledge (a) the payment by the Partnership, in connection with the closing of the Offering, of transaction expenses of approximately $[        ] million (the “Transaction Expenses”), excluding underwriting discounts of $[        ] in the aggregate but including a structuring fee of [    ]% of the gross proceeds of the Offering payable to certain of the Underwriters (the “Structuring Fee”), and (b) the retention by the Partnership of $[        ] million for general partnership purposes (the “Retained Proceeds”).

2.12    Redemption of the New LP Interest. The Partnership hereby redeems the New LP Interest held by Midstream Holdings and shall distribute to Midstream Holdings the initial contribution, in the amount of $[        ], initially made in connection with the formation of the Partnership, along with any interest or other profit that resulted from the investment or other use of such initial contribution.

2.13    Distributions by the Partnership at the Closing. The Partnership shall distribute to HIP LP an amount in cash equal to (a) the IPO Proceeds less (a) the sum of the Transaction Expenses and the Retained Proceeds. HIP LP shall, in turn, distribute 50% of such amount to HINDL and 50% of such amount to GIP.

ARTICLE III

EXERCISE OF OVER-ALLOTMENT OPTION

If the Over-Allotment Option is exercised in whole or in part, the Underwriters will contribute additional cash to the Partnership in exchange for up to an additional [                    ] Common Units representing an aggregate [    ]% limited partner interest in the Partnership (the “Option Units”) at the Offering price per Common Unit set forth in the Registration Statement, net of underwriting discounts and the Structuring Fee. Upon any exercise of the Over-Allotment Option, the Partnership will distribute to each of HINDL and GIP an amount equal to 50% of any net cash proceeds from the sale of such Option Units. Upon the expiration of the Option Period, pursuant to Section 2.7, the Partnership shall issue directly to each of HINDL and GIP 50% of any Option Units not sold to the Underwriters pursuant to the Over-Allotment Option.

ARTICLE IV

CONTRIBUTING PARTNERS’ WARRANTY

HIP LP warrants that the consideration to be received by it hereunder for the assets that are contributed by it to the Partnership Group pursuant to this Agreement has been determined assuming that the Partnership Group will not incur any costs attributable to Unanticipated Maintenance Capital Expenditures during the twelve months ending [March 31, 2018] (the “Warranty Period”). HIP LP agrees to pay, or reimburse the Partnership Group for, any costs and expenses that are attributable to Unanticipated Maintenance Capital Expenditures that are made by HTGP Opco, Gathering Opco, Logistics Opco, Mentor Holdings or any of their respective subsidiaries, respectively, during the Warranty Period; provided, however, that HIP LP shall not be obligated to pay or reimburse any amounts attributable to Unanticipated Maintenance Capital Expenditures: (a) to the extent the total amounts paid by HIP LP pursuant to this Article IV would equal or exceed $[10 million]; (b) that are not reasonably necessary to be made during the Warranty Period (i) in order to comply with applicable laws or regulations or (ii) for the operation of the assets of the Partnership Group as described in the Registration Statement; or (c) that have been funded with capital contributions made by HIP LP pursuant to the HTGP Opco Partnership Agreement, the Gathering Opco Partnership Agreement and the Logistics Opco Partnership Agreement, respectively.

ARTICLE V

ADDITIONAL COVENANTS

5.1    Uncompleted Projects. HIP LP hereby covenants that it shall pay all of the costs necessary to complete (a) each of the Uncompleted Projects of HTGP Opco, Gathering Opco and Logistics Opco set forth on Exhibit A in accordance with the applicable provisions of the HTGP Opco Partnership Agreement, Gathering Opco Partnership Agreement or Logistics Opco Partnership Agreement, as applicable, and (b) each of the Uncompleted Projects of Mentor LLC set forth on Exhibit A. HIP LP agrees that all such costs shall be its sole obligation and that it shall not, to the fullest extent permitted by law, be entitled to any recovery or reimbursement for such costs; provided, however, that HIP LP shall not be obligated to pay any amounts attributable to any Uncompleted Project on which HTGP Opco, Gathering Opco, Logistics Opco or Mentor LLC, as applicable, has not commenced work as of the second anniversary of the Closing Date.

5.2     Other Projects. HIP LP hereby covenants that it shall pay all of the costs (a) as and when directed by HTGP GP, attributable to any of the Other Projects of HTGP LLC set forth on Exhibit A; (b) as and when directed by Gathering GP, that are attributable to any of the Other Projects of Gathering LLC set forth on Exhibit A; and (c) as and when directed by Logistics GP, that are attributable to any of the Other Projects of Logistics LLC set forth on Exhibit A;. HIP LP agrees that all such costs shall be its sole obligation and that it shall not, to the fullest extent permitted by law, be entitled to any recovery or reimbursement for such costs; provided, however, that HIP LP shall not be obligated to pay any amounts attributable to any Other Projects: (x) to the extent the total amounts paid by HTGP LLC, Gathering LLC or Logistics LLC, collectively, pursuant to this Section 5.2 would equal or exceed $[    ] million or (y) that are incurred by HTGP LLC, Logistics LLC or Gathering LLC following the second anniversary of the Closing Date.

5.3    Contribution of Additional Rolling Stock. HIP LP hereby covenants that it shall contribute to Logistics Opco, as and when directed by Logistics GP, all or a portion of the Additional Rolling Stock to the extent that such contribution is reasonably necessary to the business of Logistics Opco or any of its subsidiaries, in accordance with the applicable provisions of the Logistics Opco Partnership Agreement and agrees that any such contribution shall be its sole obligation and that it shall not, to the fullest extent permitted by law, be entitled to any recovery or reimbursement for the value of such Additional Rolling Stock; provided, however, that HIP LP shall not be obligated to contribute any portion of the Additional Rolling Stock that Logistics GP has not directed HIP LP to contribute to Logistics Opco by the second anniversary of the Closing Date.

ARTICLE VI

FURTHER ASSURANCES

From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to identify all of the assets being contributed to the Partnership Group as required in connection with this Agreement. However, due to the age of some of the assets and the difficulties in locating appropriate data with respect to some of the assets, it is possible that assets intended to be contributed ultimately to the Partnership Group were not identified and therefore are not included in the assets contributed to the Partnership Group as of the Effective Time. It is the express intent of the Parties that the Partnership Group own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent that any assets were not identified but are necessary to the operation of the assets that are so identified in this Agreement and in the Registration Statement, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the Partnership Group pursuant to this Agreement. If any such assets are identified at a later date, the Parties shall take all appropriate action required in order to convey such assets to the Partnership or any applicable member of the Partnership Group. Further, to the extent that any assets that are conveyed to the Partnership Group hereunder are later identified by the Parties as assets that the Parties did not intend to convey to the Partnership Group as reflected in the Registration Statement, the Parties shall take all appropriate action required to convey such assets to HIP LP or its designee.

Without limiting any liabilities of the Sponsor Entities or other remedies of the Partnership Group applicable under this Agreement or any other agreements, if and to the extent that the valid, complete and perfected transfer or assignment of any assets by any Sponsor Entity to any member of the Partnership Group or the acquisition of any assets from any Sponsor Entity by any member of the Partnership Group would be a violation of applicable law or require any additional consents, approvals or notifications in connection with the transfer of such assets by any Sponsor Entity to any member of the Partnership Group that have not been obtained or made by the Effective Time, then, unless the Parties shall otherwise mutually determine, the transfer or assignment of such assets to such member of the Partnership Group or the assumption of such assets by such member of the Partnership Group, as the case may be, shall be automatically deemed deferred and any such purported transfer, assignment or assumption shall be null and void until such time as all legal impediments are removed or such consents, approvals and notifications have been obtained or made. Notwithstanding the foregoing, in such event the Sponsor Entities shall (a) hold such assets in trust for the benefit of the Partnership Group, (b) not transfer or assign such assets, in whole or in part, other than with the prior consent of the Partnership, and (c) use their respective reasonable best efforts to assure that each member of the Partnership Group receives all of the benefits of the assets attempted to have been transferred to such member until such time as the attempted transfer is complete, and each member of the Partnership Group shall bear all costs associated with such assets (except costs associated with the attempted transfer or perfecting such transfer, and subject to offset of any benefits of the assets not received by the Partnership Group against associated costs incurred by the Sponsor Entities) as if the transfer had been valid and complete.

ARTICLE VII

ORDER OF COMPLETION AND EFFECTIVENESS OF TRANSACTIONS; LIMITATIONS

7.1    Order of Completion of Transactions. The transactions provided for in Section 2.1 through Section 2.8 shall be completed as of the Effective Time in the order set forth in Article II. The transactions provided for in Section 2.9 through Section 2.13 shall be completed as of the Closing Time in the order set forth in Article II. Following the completion of the transactions set forth in Article II, the transactions provided for in Article III, if they occur, shall be completed.

7.2    Effectiveness of Transactions. Notwithstanding anything contained in this Agreement to the contrary, (a) none of the provisions of Section 2.1 through Section 2.8 shall be operative or have any effect until the Effective Time and (b) none of the provisions of Section 2.9 through Section 2.13 or Article III shall be operative or have any effect until the Closing Time, at which respective time all such applicable provisions shall be effective and operative in accordance with Section 7.1 without further action by any Party.

7.3    Limitations. Distributions and redemption payments made or to be made hereunder shall be subject to the Delaware Partnership Act and the Delaware LLC Act, as applicable, notwithstanding any other provision of this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1    Costs. Except for the transaction expenses set forth in Section 2.11, the Partnership shall pay all expenses, fees and costs, including, but not limited to, all sales, use and similar taxes arising out of the contributions, distributions, conveyances and deliveries to be made under Article II and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Partnership shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article VI (to the extent related to any of the contributions, distributions, conveyances and deliveries to be made under Article II).

8.2    Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or other words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

8.3    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

8.4    No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement; provided, however, that GIP shall be considered a third party beneficiary hereunder.

8.5    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

8.6    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES (i) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND TO NOTIFY THE OTHER PARTIES OF THE NAME AND ADDRESS OF SUCH AGENT.

8.7    Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

8.8    Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement. Notwithstanding anything in the foregoing to the contrary, any amendment executed by the Partnership or any of its subsidiaries shall not be effective unless and until the execution of such amendment has been approved by the conflicts committee of the General Partner’s board of directors.

8.9    Termination. This Agreement may be terminated at any time prior to the Closing Time by the written agreement of all the Parties. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement will have any effect until the Effective Time.

8.10     Integration. This Agreement and the instruments referenced herein and in the exhibits attached hereto supersede all previous understandings or agreements among the parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or from part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

8.11    Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

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IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the date first above written.

HESS MIDSTREAM PARTNERS LP

By:	Hess Midstream Partners GP LP, its general partner

By:	Hess Midstream Partners GP LLC, its general partner

By:
Name:
Title:

HESS MIDSTREAM PARTNERS GP LP

By:	Hess Midstream Partners GP LLC, its general partner

By:
Name:
Title:

HESS MIDSTREAM PARTNERS GP LLC

By:
Name:
Title:

HESS INFRASTRUCTURE PARTNERS LP

By:	Hess Infrastructure Partners GP LLC, its general partner

By:
Name:
Title:

HESS INFRASTRUCTURE PARTNERS GP LLC

By:
Name:
Title:

Signature page to Contribution Agreement

HESS CORPORATION

By:
Name:
Title:

HESS INVESTMENTS NORTH DAKOTA LLC

By:
Name:
Title:

HESS MIDSTREAM HOLDINGS LLC

By:
Name:
Title:

HESS NORTH DAKOTA EXPORT LOGISTICS OPERATIONS LP

By:	Hess North Dakota Export Logistics GP LLC, its general partner

By:
Name:
Title:

HESS NORTH DAKOTA EXPORT LOGISTICS GP LLC

By:
Name:
Title:

HESS NORTH DAKOTA EXPORT LOGISTICS LLC

By:
Name:
Title:

HESS NORTH DAKOTA EXPORT LOGISTICS HOLDINGS LLC

By:
Name:
Title:

Signature page to Contribution Agreement

HESS NORTH DAKOTA PIPELINES OPERATIONS LP

By:	Hess North Dakota Pipelines GP LLC, its general partner

By:
Name:
Title:

HESS NORTH DAKOTA PIPELINES GP LLC

By:
Name:
Title:

HESS NORTH DAKOTA PIPELINES LLC

By:
Name:
Title:

HESS NORTH DAKOTA PIPELINES HOLDINGS LLC

By:
Name:
Title:

HESS TGP OPERATIONS LP

By:	Hess TGP GP LLC, its general partner

By:
Name:
Title:

HESS TGP GP LLC

By:
Name:
Title:

Signature page to Contribution Agreement

HESS TGP HOLDINGS LLC

By:
Name:
Title:

HESS TIOGA GAS PLANT LLC

By:
Name:
Title:

HESS MENTOR STORAGE HOLDINGS LLC

By:
Name:
Title:

HESS MENTOR STORAGE LLC

By:
Name:
Title:

Signature page to Contribution Agreement

EXHIBIT A

Uncompleted Projects

BUD2766	Pipeline Leak Detection - Red Sky	Gathering LLC
BUD0847	Fiber Optic Repairs from TRT to TGPE	Export Logistics LLC
BUD2477	Flare Install @ RTF	Export Logistics LLC
BUD2767	Pipeline Leak Detection - Goliath	Gathering LLC
BUD2654	Hunt ESD system	Gathering LLC
BUD2644	TGP Alarm Management software (Experion)	TGP LLC
BUD2650	Purchase back-up Lab GC	TGP LLC
BUD2651	Clark Turbocharger safety upgrades	TGP LLC
BUD2764	Silurian/TGP security fence	Gathering LLC
BUD2818	SOR Section 30 Integrity Repair Project	Gathering LLC
BUD0639	SoR COE Land pipeline replacements - Priority 3	Gathering LLC
BUD2656	Rail Switch Point protectors	Export Logistics LLC
BUD2662	TRT NGL Production Header Relief Valve Modifications	Export Logistics LLC
BUD2658	Launcher/Receiver Fencing (DOT) Keene Oil Gathering	Gathering LLC
BUD2653	Silurian/TGP security fence	TGP LLC
BUD0807	Midstream Metering Gap Closure	TGP LLC
BUD0924	Midstream Metering Gap Closure - TRT	Export Logistics LLC
BUD2686	ICONICS Gen 32 - 64 Upgrade for Midstream Gas Gathering	Gathering LLC
BUD2655	Access Platforms for accessing valves for operational tasks	Export Logistics LLC
BUD2657	Launcher/Receiver Fencing (DOT) Goliath Pipeline	Gathering LLC

Other Projects

BUD0884	Pipeline Replacement Project (NOR)	Gathering LLC
BUD2497	RTF Hard Surfacing and Fencing	Export Logistics LLC
BUD2146	Power Boiler at TGP	TGP LLC
BUD2141	Paving Repair at TGP	TGP LLC
BUD0920	Sustaining maintenance 2018+	TGP LLC
BUD2173M	Engineering Funds for unknown projects	Gathering LLC
BUD2174M	Engineering Funds for unknown projects	TGP LLC
BUD1352	Red Sky Gas Sustaining Maintenance 2018+	Gathering LLC
BUD2172M	Engineering Funds for unknown projects	Export Logistics LLC
BUD2142	Amine Bldg Structure Upgrade at TGP	TGP LLC
BUD1354	Hawkeye Gas Sustaining Maintenance 2018+	Gathering LLC
BUD1356	Goliath Gas Sustaining Maintenance 2018+	Gathering LLC
BUD1351	Red Sky Oil Sustaining Maintenance 2018+	Gathering LLC
BUD1353	Hawkeye Oil Sustaining Maintenance 2018+	Gathering LLC
BUD2468	Third Transfer Pump from RTF Tanks	Export Logistics LLC
BUD2770	Sustaining maintenance 2018+	Export Logistics LLC
BUD2771	Sustaining maintenance 2018+	Export Logistics LLC
BUD2646	CC Residue inlet manifold rebuild	Gathering LLC
BUD1355	Goliath Oil Sustaining Maintenance 2018+	Gathering LLC
BUD0923	Sustaining maintenance 2018+	Mentor Storage LLC